   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 1999

                                                                FILE NO. 2-60367
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    /X/

                        POST-EFFECTIVE AMENDMENT NO. 24                                /X/

                                      AND

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                                      /X/



                                AMENDMENT NO. 21


                        (CHECK APPROPRIATE BOX OR BOXES)

                         ------------------------------
                            THE GNMA FUND INVESTMENT
                           ACCUMULATION PROGRAM, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 9051                                               08543-9051
                 PRINCETON, NEW JERSEY                                           (ZIP CODE)
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-8501
                          MICHAEL J. PERINI, PRESIDENT
              THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
                   P.O. BOX 9051, PRINCETON, N.J. 08543-9051
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                            COUNSEL FOR THE PROGRAM:
                             DAVIS POLK & WARDWELL
                              450 LEXINGTON AVENUE
                              NEW YORK, N.Y. 10017
                       ATTENTION: PIERRE DE SAINT PHALLE

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


               / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) / / ON MAY 1, 1998 PURSUANT TO PARAGRAPH (B)
               /X/ 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) / / ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
               / / 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) / / ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485


           IF APPROPRIATE, CHECK THE FOLLOWING BOX:

               / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE
                   FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
                             CROSS REFERENCE SHEET


                               FORM N-1A ITEM                                        PROSPECTUS CAPTION
           ------------------------------------------------------  ------------------------------------------------------
PART A

1.         Front and Back Cover Pages............................  Cover Pages

2.         Risk/Return Summary: Investments, Risks and
             Performance.........................................  The Program at a Glance

3.         Risk/Return Summary; Fee Table........................  Fees and Expenses of the Program

4.         Investment Objectives, Principal Investment Strategies
             and Related Risks...................................  How the Program Invests

5.         Management's Discussion of Fund Performance...........  Annual Report dated December 31, 1998**

6.         Management, Organization and Capital Structure........  Program Administration and Expenses

7.         Shareholder Information...............................  How to Participate in the Program

8.         Distribution Arrangements.............................  *

9.         Financial Highlights Information......................  Financial Highlights

PART B

10.        Cover Page and Table of Contents......................  Cover Page, Back Cover

11.        Fund History..........................................  General Information

12.        Description of the Fund...............................  Investment Policies and Restrictions

13.        Management of the Fund................................  Directors and Officers

14.        Control Persons and Principal Holders of Securities...  Directors and Officers

15.        Investment Advisory and Other Services................  Administration Agreement, General Information, Back
                                                                     Cover

16.        Brokerage Allocation and Other Practices..............  Portfolio Transactions

17.        Capital Stock and Other Securities....................  General Information

18.        Purchase, Redemption and Pricing of Shares............  Net Asset Value, Terms and Conditions of
                                                                     Participation, Redemption

19.        Taxation of the Fund..................................  Federal Taxes

20.        Underwriters..........................................  *

21.        Calculations of Performance Data......................  *

22.        Financial Statements..................................  Annual Report dated December 31, 1998**

PART C


    Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

------------------------

 *  Item inapplicable or answer negative.

**  Incorporated by reference in Statement of Additional Information.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                 SUBJECT TO COMPLETION, DATED FEBRUARY 26, 1999
                             PRELIMINARY PROSPECTUS

                                                                   [LOGO]


                 The GNMA Fund Investment
                 Accumulation Program, Inc.



                       The Program seeks safety of capital and current income. It invests primarily in mortgage-backed debt securities guaranteed by the Government National Mortgage Association.



                       The Program is designed as an option to reinvest income and principal distributed on units of GNMA and other government securities series of Corporate Income Fund and Government Securities Income Fund. The Program has no sales charge, distribution fee or investment advisory fee.



                                                             _May 1, 1999_


                      THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

                      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                      REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                      OFFENSE.

--------------------------------------------------------------------------------


Defined Asset Funds-SM-



For more than 25 years, Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of "Defined-SM-" Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.



Defined Asset Funds offer a number of advantages:



  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.



  - Preselected Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.



  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.



  - Ongoing supervision: We monitor each portfolio on an ongoing basis.



No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.



CONTENTS



                                                             Page
                                                           ---------
The Program at a Glance..................................          3

Fees and Expenses of the Program.........................          5

How the Program Invests..................................          6

How to Participate in the Program........................          7

Program Administration and Expenses......................          9

Financial Highlights.....................................         10

For More Information.....................................       Back
                                                               Cover

--------------------------------------------------------------------------------

THE PROGRAM AT A GLANCE


What are the Program's objectives and goals?


The Program seeks safety of capital and current income. It invests primarily in Ginnie Maes, a type of government backed debt security. We cannot assure that the Program will fulfill these objectives.

What are the Program's main investment strategies?

  - The Program has no investment adviser.


  - The Bank of New York, as Transaction Agent, invests available cash from share sales and payments on Ginnie Maes, primarily in additional Ginnie Maes.



  - When the Program needs cash to redeem shares, we can sell securities.


What are the main risks?


You can lose money with the Program. Reasons include:


  - When interest rates rise, prices of Program shares tend to fall.


When interest rates fall:



  - Ginnie Maes may pay out more principal (as homeowners pay down their mortgages). You could lose some of any premium paid.



  - As we reinvest this principal at lower interest rates, interest income per share declines.



  - Homeowners may prepay principal on Ginnie Maes at any time without penalty. This limits share price increases.


Who should invest?


We offer Program shares to holders of many Defined Asset Funds. You may choose to reinvest interest or principal distributed on your units or both. The Program may be an appropriate investment if you:


  - Are looking for attractive current income.

  - Want the credit safety of a portfolio of U.S. government-backed debt.


The Program is not appropriate if you cannot tolerate any principal risk, or early returns of principal, or if you want a speculative investment to take advantage of market price movements.

How has the Program performed in the past?


The bar chart and table below provide an indication of the risks of investing in the Program. The bar chart shows changes in the Program's performance each year over the last ten years. Average annual total returns show how Program returns compared to the Salomon Brothers 30 Year GNMA Index. How the Program performed in the past does not necessarily indicate how it will perform in the future.



                Change in Value of an Investment in the Program


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  1989       1990       1991       1992       1993       1994       1995       1996       1997       1998
14.21%        10.34%     14.22%      6.43%      6.52%     -3.36%     17.54%      4.39%      9.16%      7.02%

    During the 10-year period shown in the bar chart, the highest return for a quarter was 7.90% (quarter ending


June 30, 1989) and the lowest return for a quarter was -3.40% (quarter ending March 31, 1994).



  Average Annual Total           Past One Year              Past 5 Years               Past 10 Years
         Returns
 (for the periods ending
   December 31, 1998)
       The Program                   7.02%                      6.73%                      8.49%
  SB 30 Year GNMA Index              6.82%                      7.34%                      9.29%

FEES AND EXPENSES OF THE PROGRAM


Shareholder Fees (fees paid directly from your
investment):
----------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases.........
                                                                None
Maximum Deferred Sales Charge (Load).....................       None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends..............................................       None
Redemption Fee...........................................       None


Annual Program Operating Expenses (expenses
that are deducted from Program assets):
----------------------------------------------
Management Fees..........................................       None
Distribution (12b-1) Fees................................       None
Other Expenses...........................................      0.56%
  Administration Fees.........................       0.20%
  Shareholder Servicing and Custodian Fees....       0.26
  Other Expenses..............................       0.10
Total Annual Program Operating Expenses..................      0.56%



Examples:



These Examples are intended to help you compare the cost of investing in the Program with the cost of investing in other mutual funds.



The Examples assume that you invest $10,000 in the Program for the time periods indicated, that your investment has a 5% return each year and the Program's operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return; your return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



   1 year       3 years       5 years       10 years
    $57           $179          $313          $701

HOW THE PROGRAM INVESTS



The Program invests primarily in Ginnie Maes. These are debt securities, pools of mortgages on one- to four-family houses, that pay interest and principal monthly. The Government National Mortgage Association (or GNMA, a U.S. government corporation) guarantees timely interest and principal payments on the Ginnie Maes.



Is the Program managed?



There is no investment adviser. We buy Ginnie Maes when the Program has available cash. We sell them when it needs cash--not because of market changes. When we expect to need cash soon, the Program may hold this cash or buy U.S. Treasury bills payable within 30 days.



The Bank of New York as Transaction Agent buys Ginnie Maes with the longest average maturities-- that is, new issues--and the highest available yields. Maturity is the date when a debt obligation becomes due. Any Treasury bills will mature by the next monthly distribution date.



We generally hold securities until they mature. If the Program needs cash before then, the Bank can sell Ginnie Maes with the shortest average maturities--that is, the oldest issues--and the lowest yields.



We place securities transactions with dealers for the most favorable prices and executions of orders. Timothy J. Mahoney, Vice President of the Program since February 1999 and Manager of Defined Asset Funds' purchasing department, assists the Bank in determining which securities the Program's investment formula requires it to buy or sell and which dealers to use. Mr. Mahoney has been with the purchasing department for more than five years.



What are your risks of owning Program shares?



We cannot assure you that the Program will achieve its objectives or that its share price will not decline. The principal risks of investing in the Program flow from changing interest rates:


  - If rates rise, the Program will continue to hold securities with lower rates and your income will lag the current interest rates. Also, the market value of those securities will decline; you could lose part of your investment if you sell your shares when interest rates are higher.


  - If rates fall, the Program for some time will continue to pay dividends at rates above the market. However, as the Ginnie Maes return principal and we invest money from new share sales, dividend income will decline. Also, principal payments on the Ginnie Maes may increase as homeowners refinance their mortgages at lower rates. The Program reinvests this principal at lower rates, which also reduces income. Because Ginnie Maes have no prepayment penalties, they tend to sell at smaller premiums than on debt obligations of comparable interest rates and maturities that are not currently callable. Share prices will not rise as much as on non-callable bonds.



Because GNMA guarantees to pay promptly principal and interest on the Ginnie Maes, backed by the full faith and credit of the U.S. government, and Treasury bills are direct obligations of the U.S., credit risk on these investments is minimal. However, Program shares are not backed by the U.S.


The Program's Statement of Additional Information, which is available on request, contains further information about the Program's investments and the risks they may entail.

HOW TO PARTICIPATE IN THE PROGRAM


The Program allows you to reinvest distributions you receive on units of some series of The Corporate Income Fund and The Government Securities Income Fund. This option, if available, is described in the prospectus of that series. You are paid in cash unless you elect to reinvest. The registered owner can elect to reinvest or change a previous election by sending written notice to the Program Agent, The Bank of New York, at P.O. Box 974, Wall Street Station, New York, N.Y. 10286-0974. A notice will be effective only if received by the Bank at least 10 days before the record day for the first distribution to which it applies; notices received within 10 days will apply to later distributions.



Unit trust distributions may consist of interest income or capital gains or principal. You may reinvest either income, or capital gains and principal distributions, or both, in Program shares. When you elect to reinvest, the Bank uses the distributions on your behalf to buy shares of the Program, without sales charge, on the distribution date. If you elect to reinvest principal distributions on your units, your proceeds from redeeming units and payments from maturity of securities held in the unit trust will be reinvested in Program shares--not distributed in cash.



The Bank mails a report of each unit trust distribution that you reinvest in Program shares. Even when you reinvest distributions in Program shares, for federal income tax purposes you are subject to tax on those distributions. Shareholders also receive semi-annual financial statements of the Program and a copy of the Program's current prospectus.



The Program's Board of Directors may change the terms for investing in the Program or terminate the Program entirely at any time without advance notice to you. The Board also may appoint a different Program Agent or an additional agent for the Program.


See the Program's Statement of Additional Information for further details of the terms and conditions of the Program.

To Buy Shares


Registered holders of units of many GNMA and other government securities unit investment trusts, including brokers and nominees of banks or other financial institutions that are registered holders of those units, may elect to reinvest in shares of the Program as described in the unit trust's prospectus. There is no sales charge or distribution fee. Unless the electing holder specifies to receive cash, income and other distributions on Program shares will also be reinvested in additional shares. The Program may reject orders to buy shares.



The Administrators may redeem shares in any account worth less than $500 if the shareholder is no longer reinvesting distributions on units.


To Sell Your Shares


Registered owners may redeem Program shares on any business day--whenever the New York Stock Exchange is open for trading except Columbus Day and Veterans' Day. The owner must submit a written request to the Program Agent, P.O. Box 974, New York, NY 10268-0974, accompanied by any outstanding certificates for shares being redeemed. The request or each certificate must be signed by each record owner, with each signature guaranteed by an eligible guarantor institution. The Program Agent may request further documents from corporations, retirement plans, executors, administrators, trustees and guardians. For shares held through brokers, banks or other financial intermediaries you must instruct the registered owner to submit the redemption request. The Program Agent mails payment within 7 days after receipt of a properly completed redemption request.



A dealer having a satisfactory agreement with the Administrators may repurchase your shares, at no extra charge by the Program. Repurchases are made at the same day's price when the order is placed before 3:30 p.m. Eastern time. The dealer is responsible for transmitting the order so an Administrator receives it before the close of business (4 p.m. Eastern time) on that day. Dealers may charge a fee to repurchase shares; no fee is payable when you redeem shares held by the Program Agent.



You may transfer your Program shares only to another securities dealer that has entered into a satisfactory agreement with the Administrators. The receiving firm must coordinate all future trading of those shares.


How Shares are Priced


You can buy and sell Program shares at the net asset value, without any sales charge, next computed after the order is received in proper form. Interactive Data Corporation, an independent evaluator, determines the share price at 3:30 p.m. Eastern time on each business day. The price is based on quotes for comparable securities using pricing methods developed by Interactive. The Program's Board of Directors has examined these pricing methods and believes that these methods reasonably and fairly approximate the prices at which the securities may be sold and result in a good faith determination of the fair value of the securities held by the Program. However, the Board cannot assure that portfolio securities could be sold at these prices.


Dividends, Capital Gains and Taxes


The Program distributes any net investment income monthly, and any net realized capital gains annually. If you want to receive dividends or distributions in cash, contact the Program Agent.



You will pay tax on dividends and distributions from the Program whether you receive them in cash or additional shares. If you redeem shares, any gain on the transaction may be subject to tax. The Program Agent sends a tax information statement on distributions shortly after the end of each year.



By law, the Program must withhold 31% of your distributions and proceeds unless you have provided a taxpayer identification number or social security number. The Program withholds a tax of 30% (or lower treaty rate) on distributions to foreign shareholders.


This section summarizes some of the consequences under current federal tax law of investing in the Program. It is no substitute for personal tax advice. Consult your personal tax adviser about the potential consequences of investing in the Program under all applicable tax laws.

PROGRAM ADMINISTRATION AND EXPENSES


The Administrators supervise the Program's business operations. They perform certain management services necessary for operating the Program and provide office space, facilities and personel to perform these services. The Program Administrators are Merrill Lynch, Pierce, Fenner & Smith Incorporated, P.O. Box 9051, Princeton, NJ 08543; Prudential Securities Incorporated, One New York Plaza, New York, NY 10292; Dean Witter Reynolds, Inc., Two World Trade Center, New York, NY 10048; and Salomon Smith Barney Inc., 388 Greenwich Street, New York, NY 10013. Merrill Lynch is agent for the other Administrators. The Administrators are the sponsors of the unit trust funds, along with PaineWebber Incorporated. The Program pays these Administrators monthly for their services an aggregate fee equal to 0.20% annually of the Program's average daily net assets.


The Program also pays other expenses of its operations, including fees to The Bank of New York as Program Agent, Custodian, Transfer Agent, dividend disbursing agent and Transaction Agent; certain costs of printing and mailing prospectuses and statements of additional information, shareholder reports, proxy statements and other notices; legal and auditing fees; interest expense and insurance premiums; and the fees and expenses of unaffiliated directors.


The address of the Program is P.O. Box 9051, Princeton, NJ 08543-9051 and its telephone number is (609) 282-8501.


A Note about Year 2000


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the year 1900, commonly called the "Year 2000 Problem". The Program could be adversely affected if the computer systems used by the Program Agent, the Administrators or its other service providers do not properly address this problem by January 1, 2000. The Program's Board of Directors is monitoring actions taken and planned to address this problem before then, and does not anticipate that the services to the Program will be adversely affected. The service providers have told the Program's officers that they also expect to resolve the year 2000 Problem, and these officers will continue to monitor the situation as January 1, 2000 approaches. However, if the problem has not been fully addressed, the Program could be adversely affected. The Year 2000 Problem could also have a negative impact on servicing the mortgages and mortgage pools that generate the Program's income, and this could affect Program investment returns.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Program's financial performance for the past five years. Certain information reflects financial results for a single Program share. The total returns in the table represent the rate that an investor would have earned on an investment in the Program, assuming all dividends and distributions were reinvested. This information has been audited by Deloitte & Touche LLP, whose report, along with the Program's financial statements, are included in the Program's annual report to shareholders, which is available upon request.



                                                                                For the year ended December 31,
                                                                        ------------------------------------------------
                                                                          1998      1997      1996      1995      1994
PER SHARE DATA:

Net asset value, beginning of year....................................  $  21.03  $  20.59  $  21.10  $  19.24  $  21.39
                                                                        --------  --------  --------  --------  --------

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income.................................................      1.33      1.40      1.41      1.41      1.43

Net Gains or Losses on Securities
  (both realized and unrealized)......................................      0.09      0.43     (0.53)     1.87     (2.14)
                                                                        --------  --------  --------  --------  --------

Total from Investment Operations......................................      1.42      1.83      0.88      3.28     (0.71)
                                                                        --------  --------  --------  --------  --------

LESS DISTRIBUTIONS

Dividends (from net investment income)................................     (1.36)    (1.39)    (1.39)    (1.42)    (1.44)
                                                                        --------  --------  --------  --------  --------

Net asset value, end of year..........................................  $  21.09  $  21.03  $  20.59  $  21.10  $  19.24
                                                                        --------  --------  --------  --------  --------
                                                                        --------  --------  --------  --------  --------

TOTAL INVESTMENT RETURN
  (BASED ON NET ASSET VALUE PER SHARE)................................     7.02%     9.16%     4.39%    17.54%     (3.36)%
                                                                        --------  --------  --------  --------  --------
                                                                        --------  --------  --------  --------  --------

RATIOS TO AVERAGE NET ASSETS:

Expenses..............................................................     0.56%     0.57%     0.57%     0.58%      0.59%
                                                                        --------  --------  --------  --------  --------
                                                                        --------  --------  --------  --------  --------

Net investment income.................................................     6.29%     6.74%     6.84%     6.92%      7.12%
                                                                        --------  --------  --------  --------  --------
                                                                        --------  --------  --------  --------  --------

SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)................................  $200,394  $201,790  $207,769  $220,198  $204,032
                                                                        --------  --------  --------  --------  --------
                                                                        --------  --------  --------  --------  --------

Portfolio turnover....................................................        0%        0%        0%        0%        0%
                                                                        --------  --------  --------  --------  --------
                                                                        --------  --------  --------  --------  --------

Statement of Additional Information



The Program's Statement of Additional Information contains further information about the Program and is incorporated by reference (legally considered to be part of this prospectus).


Shareholder Reports

Additional information about the Program's investments is available in the Program's annual and semi-annual reports to shareholders. In the Program's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Program's performance during its last fiscal year.



The Program will send you one copy of each shareholder report and certain other mailings, regardless of the number of Program accounts you have. To receive separate shareholder reports for each account, call your Financial Consultant or write to the Bank of New York at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your Financial Consultant or the Bank of New York at 1-800-221-7771.



You may request a free copy of any of these documents by writing the Program at P.O. Box 9051, Princeton, N.J. 08543-9051, or calling 1-800-221-7771.



Contact your Financial Consultant or the Program at the telephone number or address indicated if you have any questions.



Information about the Program (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800 SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.



You should rely only on information in this prospectus. No one is authorized to give you any information that is different.



Investment Company Act file #811-2788



                                                          [LOGO]
The GNMA
Fund Investment
Accumulation
Program, Inc.


                                                                _May 1, 1999_

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                                 THE GNMA FUND
                     INVESTMENT ACCUMULATION PROGRAM, INC.
           ---------------------------------------------------------


Shares of                                    Statement of Additional Information
Common Stock                                                   dated May 1, 1999

--------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus dated May 1, 1999 (the "Prospectus") of The GNMA Fund Investment Accumulation Program, Inc. (the "Program"). The Statement of Additional Information is not authorized for distribution unless accompanied or preceded by the annual report of the Program for the year ended December 31, 1998, which contains certified financial statements of the Program and is hereby incorporated by reference. The Prospectus can be obtained without charge by calling (800) 221-7771. The Statement of Additional Information has been incorporated by reference into the Program's prospectus.


                      INVESTMENT POLICIES AND RESTRICTIONS

    As described in the Prospectus, the Program seeks to obtain safety of capital and current income through investment in a portfolio consisting primarily of mortgage-backed securities fully guaranteed as to principal and interest by GNMA ("Ginnie Maes"). The Ginnie Maes and Treasury Bills held by the Program are sometimes referred to herein as the "Securities". See Investment Policies and Considerations.

    Set forth below is a brief description of the current method of origination of Ginnie Maes; their nature, including the guarantee of the Government National Mortgage Association ("GNMA"); the basis of selection and acquisition of the Ginnie Maes held by the Program; and the expected life of the Ginnie Maes.

    ORIGINATION OF GINNIE MAES--The pool of mortgages that is to underlie a particular new issue of Ginnie Maes, such as those held by the Program, is assembled by the proposed issuer of these Ginnie Maes. This issuer is typically a mortgage banking firm, savings institutions or commercial bank and in every instance must be a mortgagee approved by and in good standing with the Federal Housing Administration ("FHA"). In addition, GNMA imposes its own criteria on the eligibility of issuers, including a net worth requirement and a requirement that a principal element of its business operation be the origination or servicing of mortgage loans.

    The mortgages which are to compose the new pool may have been originated by the issuer itself in its capacity as a mortgage lender, or they may be acquired by the issuer from a third party, such as another mortgage banker, a banking institution, the Veterans Administration ("VA"), which in certain instances acts as a direct lender and thus originates its own mortgages, or one of several other governmental agencies. All mortgages in any given pool will be insured under the National Housing Act, as amended ("FHA-insured") or Title V of the Housing Act of 1949 ("FMHA-insured") or insured or guaranteed under Chapter 37 of Title 38, U.S.C. ("VA-guaranteed"); will have a date for the first scheduled monthly payment of principal that is not more than 24 months prior to the issue date of the Ginnie Maes to be issued; will have homogeneity as to interest rate, maturity and type of dwelling (E.G., project mortgages on apartment projects and hospitals will not be mixed with 1- to 4-family mortgages); and will meet additional criteria of GNMA. All mortgages in the pools backing the Ginnie Maes in the Program's portfolio are on 1- to 4-family dwellings (amortizing over a period of up to 30 years) and the average maturities of the mortgages in those pools shall be the longest reasonably available on the market to the Transaction Agent at the time of acquisition. In general, the mortgages in these pools provide for equal monthly payments over the life of the mortgage (aside from prepayments), designed to repay the principal of the mortgage over this period, together with interest at a fixed rate on the unpaid balance.

    In seeking GNMA approval of a new pool, the issuer files with GNMA an application containing information concerning itself, describing generally the pooled mortgages, and requesting that GNMA approve the issue and issue its commitment (subject to its satisfaction with the mortgage documents and other relevant documentation) to guarantee the timely payment of principal of and interest on the Ginnie

Maes to be issued by the issuer on the basis of that pool. If the application is in order, GNMA issues its commitment, assigning a GNMA pool number to the pool. Upon completion of the required documentation, including detailed information as to the underlying mortgages, a custodial agreement with a Federal or state regulated financial institution satisfactory to GNMA pursuant to which the underlying mortgages will be held in safekeeping, and a detailed guarantee agreement between GNMA and the issuer, the issuance of the Ginnie Maes is permitted, and GNMA, upon their issuance, endorses its guarantee thereon. The aggregate principal amount of Ginnie Maes issued will be equal to the then aggregate unpaid principal balances of the pooled mortgages. The interest rate borne by the Ginnie Maes is currently fixed at .5 of 1% below the interest rate of the pooled 1- to 4-family mortgages, the differential being applied to the payment of servicing and custodial charges as well as GNMA's guarantee fee.

    NATURE OF GINNIE MAES AND GNMA GUARANTEE--All of the Ginnie Maes held by the Program are of the "modified pass-through" type, the terms of which provide for timely monthly payments by the issuers to the registered holders (including the Program) of their pro rata shares of the scheduled principal payments, whether or not collected by the issuers, on account of the mortgages backing these Ginnie Maes, plus any prepayments of principal of such mortgages received, and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of these Ginnie Maes, whether or not interest on account of these mortgages has been collected by the issuers. Ginnie Maes are guaranteed by GNMA as to timely payment of principal and interest. Funds received by the issuers on account of the mortgages backing the several issues of the Ginnie Maes are intended to be sufficient to make the required payments of principal of and interest on these Ginnie Maes but, if these funds are insufficient for that purpose, the guarantee agreements between the issuers and GNMA require the issuers to make advances sufficient for these payments. If the issuers fail to make these payments, GNMA will do so. The full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under the guarantee. The payment cycle of Ginnie Maes is 45 days between the date of security issuance and the first investor payments.

    GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized by Section 306(g) of Title III of the National Housing Act to guarantee the timely payment of principal of and interest on certificates which are based on and backed by pools of residential mortgage loans insured or guaranteed by FHA, the Farmers' Home Administration ("FMHA") or the VA. In order to meet its obligation under its guarantee, GNMA may issue its general obligations to the United States Treasury. In the event it is called upon at any time to make good its guarantee, GNMA has the full power and authority to borrow from the Treasury of the United States, if necessary, amounts sufficient to make payments of principal and interest on the Ginnie Maes. Section 306(g) provides further that the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under that subsection. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that these guarantees "constitute general obligations of the United States backed by its full faith and credit."*

    The Ginnie Maes are based upon and backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of funds received by the issuers on account of these mortgages, the Ginnie Maes do not constitute a liability of nor evidence any recourse against the issuers, but recourse thereon is solely against GNMA. Holders of Ginnie Maes have no security interest in or lien on the pooled mortgages.

    The GNMA guarantees referred to herein relate only to payment of principal of and interest on the Ginnie Maes in the portfolio and not to the Shares in the Program.

------------------------
* Any statement in the Prospectus or the Statement of Additional Information that a Ginnie Mae is backed by the full faith and credit of the United States is based upon the opinion of an Assistant Attorney General of the United States and should be so construed.

    Neither the Agent nor the Administrators shall be liable in any way for any default, failure or defect in any Ginnie Mae.

    LIFE OF THE GINNIE MAES--In actual operation, payments received in respect of the mortgages underlying the Ginnie Maes will consist of a portion representing interest and a portion representing principal. Although the aggregate monthly payment made by the obligor on each mortgage remains constant (aside from optional prepayments of principal), in the early years the larger proportion of each payment will represent interest, while in later years, the proportion representing interest will decline and the proportion representing principal will increase, although, of course, the interest rate remains constant. Moreover, by reason of optional prepayments, payments in the early years on mortgages in the pools may be substantially in excess of those required by the amortization schedules of these mortgages; conversely, payments in later years may be substantially less since the aggregate unpaid principal balances of the underlying mortgages may have been greatly reduced.

    Monthly payments and prepayments of principal are made to the Agent in respect of the mortgages underlying the Ginnie Maes held by the Program. The proceeds of payments, prepayments and sales received by the Agent (less certain amounts deducted as described under Federal Taxes) will be reinvested and not paid out to Participants (except for capital gain and on redemption of Shares). While the mortgages on 1- to 4-family dwellings underlying the Ginnie Maes are amortized over a period of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is much less. Pricing of Ginnie Maes has been based upon yield assumptions grounded in the historical experience of the FHA relating to 30 year mortgages on 1- to 4-family dwellings at various interest rates (which, in general, have been lower than the rates of the Ginnie Maes held by the Program). Yield tables for Ginnie Maes utilize a 12-year average life assumption for Ginnie Mae pools of 30 year mortgages on 1- to 4-family dwellings. This assumption was derived from the FHA experience relating to prepayments on such mortgages during the period from the mid 1950's to the mid 1970's. This 12 year average life assumption was calculated in respect of a period during which mortgage lending rates were fairly stable. That assumption is probably no longer an accurate measure of the average life of Ginnie Maes or their underlying single family mortgage pools. Today, research analysts use complex formulae to scrutinize the prepayments of mortgage pools in an attempt to predict more accurately the average life of Ginnie Maes. Generally speaking, a number of factors, including mortgage market interest rates and homeowner mobility, will affect the average life of the Ginnie Maes held by the Program. Changes in prepayment patterns, which are influenced by changes in housing cycles and mortgage refinancing, could influence yield assumptions used in pricing the securities. Shifts in prepayment patterns are influenced by changes in housing cycles and mortgage refinancing and are also subject to certain limitations on the gathering of the data; it is impossible to predict how new statistics will affect the yield assumptions that determine mortgage industry norms and pricing of Ginnie Maes. Moreover, there is no assurance that the pools of mortgage loans relating to the Ginnie Maes held by the Program will conform to prepayment experience as reported by GNMA on a periodic basis, or the prepayment experience of other mortgage lenders. Accordingly, it is not possible to predict meaningfully prepayment levels on Ginnie Maes in the Program. While the value of the underlying Securities generally fluctuates inversely with changes in interest rates, it should also be noted that their potential for appreciation, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline.


    Holders of Ginnie Maes, including the Program, receive monthly distributions of interest due on the underlying mortgages, scheduled payments of principal on an amortized basis, and prepayments. All of the mortgages in the pools relating to the Ginnie Maes in the portfolio are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., homeowners). A number of factors, including mortgage market interest rates and homeowners' mobility, will affect the average life of the Ginnie Maes held by the Program. Accordingly, it is not possible to predict meaningfully prepayment levels regarding these Ginnie Maes. It should be noted, however, that the potential for appreciation on Ginnie

Maes which could otherwise be expected to result from a decline in interest rates may be limited by any increased prepayments by mortgagors as interest rates decline. Prepayments of principal on Ginnie Maes purchased at a premium over par will result in some loss on investment while prepayments on Ginnie Maes purchased at a discount from par will result in some gain on investment. If interest rates rise, the prepayment risk of higher yielding, premium Ginnie Maes and the prepayment benefit for lower yielding discount Ginnie Maes will be reduced. Higher coupon premium Ginnie Maes are more likely to prepay than lower coupon, discount Ginnie Maes. Although the Program will reinvest payments and prepayments of principal in additional Ginnie Maes, there is no assurance that the interest rate at the time of reinvestment will be as advantageous as that on the securities being paid or prepaid.


    PORTFOLIO TRANSACTIONS--Pursuant to the provisions of the Transaction Agency Agreement, Ginnie Maes satisfying the criteria referred to above will be purchased for the account of the Program by the Transaction Agent on a regular basis out of the net cash available to the Program for investment. Similarly, Ginnie Maes will be sold for the account of the Program by the Transaction Agent on a regular basis to satisfy the net cash requirements of the Program as described in the Prospectus.

    Under existing regulatory prohibitions the Program may not on a principal basis purchase securities from the Administrators or their affiliates or, except in the limited circumstances permitted by applicable rules of the Securities and Exchange Commission, from underwriting syndicates in which they participate. Although the Administrators and their affiliates are major factors in the market for mortgage-backed securities, this market is so large that it is not believed that the Program's ability to purchase these securities for its portfolio will be significantly affected by these prohibitions.

    The market for Ginnie Maes is very broad and liquid and, accordingly, it is not anticipated that the Transaction Agent will experience any difficulty in purchasing or selling Ginnie Maes for the account of the Program in accordance with the procedures described in the Prospectus.


    BORROWING--The Program is authorized to borrow money from banks. Borrowings are limited to 33% of the current value of total assets (including the borrowing) less liabilities (excluding any borrowing) and will be reduced within three days (excluding Sundays and holidays) or longer if permitted by the Securities and Exchange Commission if at any time the borrowings exceed this limit. Any pledge or hypothecation of Program assets will only be made in connection with a borrowing, limited to 33% of the value of Program assets computed on the same basis. Borrowing may take the form of a sale of a Ginnie Mae accompanied by a simultaneous agreement as to its repurchase. It is presently intended that borrowings would be made only as an alternative to the sale of Ginnie Maes to meet redemptions and not to raise additional cash for investment. However, this practice could cause changes in the Program's share price to be magnified with changes in interest rates. Any investment gains made with borrowed monies in excess of interest paid (including a higher yield on the securities held than the interest cost) would cause the net asset value of Program shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the securities so held fails to cover their cost (including interest on the borrowings) to the Program, the net asset value of Program shares would decrease faster than would otherwise be the case. This factor is known as "leverage" and can involve greater risk than a fund which does not retain investments in excess of its currently available funds.


    INVESTMENT RESTRICTIONS--The following investment restrictions are deemed fundamental policies of the Program and may be changed only by the vote of the lesser of (1) the holders of 67% of the Program's outstanding voting securities present at a meeting if the holders of more than 50% of the Program's outstanding voting securities are present in person or by proxy or (2) the holders of more than 50% of the Program's outstanding voting securities.

    The Program will not:

        (1) invest in securities or other investments other than Treasury Bills and Ginnie Maes of the type described in the Prospectus;

        (2) borrow money, except from banks and in an amount not to exceed immediately after such borrowing 33 1/3% of the current value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings) nor pledge or hypothecate any assets except in connection with such a borrowing and in amounts not to exceed 33 1/3% of its total assets, computed on the same basis; in the event that the value of the Fund's assets, as so computed, at any time is less than 300% of the amount of borrowings outstanding, within three days thereafter (excluding Sundays and holidays) or such longer period as the Securities and Exchange Commission may prescribe, the borrowings shall be reduced to within that limit;

        (3) make loans, except through the purchase of obligations in direct placements (the purchase of obligations in other situations not being considered the making of a loan);

        (4) act as a statutory underwriter of securities, except to the extent the Program may be deemed to be an underwriter in connection with the sale of Ginnie Maes held by it, or purchase or sell real estate (except investments in mortgage-backed securities as described in the Prospectus), commodities or commodity contracts; or

        (5) enter into forward purchase agreements.

                            ADMINISTRATION AGREEMENT


    All aspects of the Program's operations including coordinating all matters relating to the functions of the Agent and any other parties performing operational functions for the Program, shall be supervised by the Administrators--Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Prudential Securities Incorporated, Dean Witter Reynolds Inc. and Salomon Smith Barney Inc. The Administrators shall (a) provide the Program, at the Administrators' expense, with the services of such persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Program including duties in connection with Participant relations, reports, redemption requests and account adjustments; (b) provide the Program, at the Administrators' expense, with adequate office space and related services; and (c) to the extent required by then current Federal securities laws, regulations thereunder or interpretations thereof, pay for the printing of all Program prospectuses used in connection with the distribution and sale of the Shares. (Investment companies may pay these expenses only when an agreement to that effect has been approved by Participants and subject to various other conditions. The Sponsors of the Unit Trust Series for which the Program serves as a reinvestment vehicle have agreed to pay these expenses as long as the Program and the Administrators are prohibited from doing so without such an agreement. The Program has not directly or indirectly paid these expenses.) The names of directors and officers of the Program who are affiliated with any of the Administrators are asterisked under "Directors and Officers" below. The Program has agreed to pay a monthly administration fee to the Administrators at the annual rate of 0.2% of the value of the Program's average daily net assets from the beginning of the year to the end of such month. Such fees aggregated $421,285, $404,394 and $401,721 during 1996-1998, respectively. The fee so payable is allocated among the four Administrators in the following respective percentages: Merrill Lynch, 58%; Prudential Securities, 16%; Dean Witter, 16%; and Salomon Smith Barney, 10%. The allocation of the administration fee among the Administrators is subject to change in accordance with the provisions of the Administration Agreement.



    The Sponsors of Defined Asset Funds have agreed for the present to pay the expenses of Program prospectuses used in connection with distribution and sales of Program shares. The Program pays all other costs and expenses incurred in connection with its organization and operations, including: fees of the Administrators, Agent, transfer agent, custodian and dividend disbursing agent and Transaction Agent; costs of printing and mailing stock certificates, Participant reports, proxy material and (except to the extent borne by the Sponsors) prospectuses; statements of additional information; legal and auditing fees; costs and expenses of the sale, issue and redemption of its Shares (including fees and expenses of registering the Shares under Federal and state securities laws); fees and expenses of unaffiliated directors; costs of accounting and pricing services (including the daily calculation of net asset value); interest, brokerage costs, insurance and taxes. If the Program's expenses for any fiscal year (including the Administrator's fee but excluding interest, taxes, brokerage fees and extraordinary expenses) exceed the lesser of either (a) 1 1/2% of the Program's average daily net assets up to $30,000,000 and 1% of its average daily net assets thereover or (b) 25% of its total investment income, the Administrators, according to their respective percentages, will reimburse the Program for such excess.

    The Administration Agreement provides that the use of the name "The GNMA Fund Investment Accumulation Program" by the Program is non-exclusive and that the Administrators may allow other persons, including other investment companies, to use that name. The right to use that name may also be withdrawn by the Administrators, in which event the Administrators have agreed to present the question of continuing the Administration Agreement to a vote of the Participants of the Program.


    The Administration Agreement will continue from year to year if approved at least annually either (i) by a vote of a majority of the Shares or (ii) by the Board of Directors and, in each case, by vote of a majority of those directors who are not parties to such Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. It was most recently approved by Participants on August 24, 1987 and by the Board of Directors (including all of the noninterested directors) on August 18, 1998. The Administration Agreement provides that the Administrators shall have no liability to the Program or any Participant for any error of judgment, mistake of law or any loss arising out of any act or omission in the performance by the Administrators of their duties under such Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Administrators' part or from reckless disregard by the Administrators of their obligations and duties under such Agreement. The Administration Agreement automatically terminates upon its assignment and is terminable, without penalty, by the Board of Directors of the Program or by vote of the holders of a majority of the Shares on 60 days' written notice to the Administrators and by the Administrators on 90 days' written notice to the Program. The Administrators' right to terminate could operate to the disadvantage of or work a hardship on the Program.


    Merrill Lynch has been appointed by the other Administrators as agent for purposes of taking any action under the Administration Agreement with respect to the Program by power of attorney executed by such Administrators and filed with the Agent and the Transaction Agent. Provision is also made under the Administration Agreement that if the Administrators are unable to agree in respect to action to be taken jointly by them thereunder or cannot agree as to which Administrators shall continue to act as Administrators, then Merrill Lynch shall continue to act as sole Administrator. Similarly, if one or more of the Administrators fail to perform their duties under the Administration Agreement or become incapable of acting or become bankrupt or if their affairs are taken over by public authorities, then each such Administrator shall be automatically discharged under the Administration Agreement, and the remaining Administrators shall act as sole Administrators.

    The Administration Agreement is nonexclusive and the Administrators, as well as their affiliates, may furnish similar administrative services to other clients, including other investment accumulation programs. The fees charged to these clients may vary in accordance with the type of client and services rendered.


    Each Administrator is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business, and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges, and the National Association of Securities Dealers, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Asset Management, a Delaware corporation, each of which is a subsidiary of Merrill Lynch & Co., Inc., are engaged in the investment advisory business. Salomon Smith Barney Inc., an investment banking and securities broker-dealer firm, is an indirect wholly-owned subsidiary of Citigroup Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, is engaged in the investment advisory business. Dean Witter Reynolds

Inc., a principal operating subsidiary of Morgan Stanley, Dean Witter & Co., is engaged in the investment advisory business. Each Administrator, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts, including GNMA Series. Each has acted as principal underwriter and managing underwriter of other investment companies. Each Administrator, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as broker or dealer in securities.



    Merrill Lynch or its nominee holds in its name Program shares for the accounts of customers whose unit trusts are held in Merrill Lynch accounts and who elect to reinvest in the Program. These shares may be transferred to an account in the customer's name with the Program Agent upon request. Merrill Lynch maintains records identifying the names and addresses of these customers and their share balances, and will be compensated for these services by the Program Agent out of fees it receives from the Program. During the year ended December 31, 1998, the Program Agent paid Merrill Lynch $127,898 for these services.

                             DIRECTORS AND OFFICERS


    The ultimate responsibility for the Program's administration rests with its Board of Directors, which meets at least quarterly to oversee the implementation of the Program's policies and which must approve the renewal of the Administration Agreement. The Directors of the Program are three individuals, two of whom are not "interested persons" of the Program as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Directors are responsible for the overall supervision of the operations of the Program and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Program annually.



    Listed below are the directors and officers of the Program, their ages, addresses and principal occupations during the past five years.



                                                 POSITIONS HELD               PRINCIPAL OCCUPATIONS DURING
NAME AND ADDRESS                                 WITH REGISTRANT                    PAST FIVE YEARS
------------------------------------------  -------------------------  ------------------------------------------
Michael J. Perini* (51)...................   President and Director    1st Vice President, Senior Director of
  P.O. Box 9051                                                        Defined Asset Funds Division, Merrill
  Princeton, N.J. 08543-9051                                           Lynch, Pierce, Fenner & Smith Incor-
                                                                       porated (securities firm)
Leonard I. Shankman (79)..................          Director           Private Investor; Director, Standard
  P.O. Box M                                                           Security Life Insurance Co. of New York
  Millbrook, N.Y. 12545
Robert A. Kavesh (71).....................          Director           Marcus Nadler Professor of Finance and
  Stern School of Business                                             Economics, Stern School of Business of New
  New York University                                                  York University; Director, Del
  44 West 4th Street                                                   Laboratories, Inc. (cosmetics and
  New York, New York 10012-1126                                        pharmaceuticals). Trustee, Neuberger &
                                                                       Berman Income Funds.
Timothy J. Mahoney* (37)..................      Vice President**       Director, Manager of Purchasing Department
  P.O. Box 9051                                                        of Defined Asset Funds Division, Merrill
  Princeton, N.J. 08543-9051                                           Lynch, Pierce, Fenner & Smith Incorporated
                                                                       (securities firm); with the Purchasing
                                                                       Department for more than five years.
Gerard J. Fenerty* (61)...................          Treasurer          Director, Chief Administrative Officer and
  P.O. Box 9051                                                        formerly Comptroller, Defined Asset Funds
  Princeton, N.J. 08543-9051                                           Division, Merrill Lynch, Pierce, Fenner &
                                                                       Smith Incorporated (securities firm)
Teresa A. Koncick* (41)...................          Secretary          Vice President and Senior Counsel of
  P.O. Box 9051                                                        Defined Asset Funds Division, Merrill
  Princeton, NJ 08543-9051                                             Lynch, Pierce, Fenner & Smith Incor-
                                                                       porated (securities firm)


------------------------


 *  An interested person of the Program, as defined in the Investment Company
    Act.



** Mr. Mahoney advises the Transaction Agent with respect to the solicitation of bids to buy and sell securities on behalf of the Program, subject to the formula described under Transaction Agent in the Prospectus, and as to which dealer should effect the transactions.

    The Program's Audit Committee consists of the directors who are not
interested persons of the Program. On March   , 1999, Shares of the Program
owned by all officers and directors of the Program aggregated less than 1% of the total of such Shares then outstanding. The Program pays each unaffiliated director an annual fee of $5,500. These directors are not directors of any other funds in the same fund complex. For the year ended December 31, 1998, the fees aggregated $11,000.


                                NET ASSET VALUE


    The net asset value per Share of the Program is determined on any business day on which a purchase or redemption order is received, by dividing the net assets of the Program by the number of its outstanding Shares. The term "business day", as used in the Prospectus and Statement of Additional Information, excludes Saturdays, Sundays and the following holidays as observed by the New York State Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; and the following Federal holidays: Columbus Day and Veterans' Day. The net assets of the Program are its gross assets less its liabilities as determined in accordance with generally accepted accounting principles. It is the ultimate responsibility of the Board of Directors of the Program to establish standards for the valuation of the Portfolio securities for purposes of determining the net asset value of the Program. The Program has made arrangements with Interactive Data Corporation (the "Evaluator"), 100 William Street, New York, New York 10038 to furnish to the Program and the Agent on each business day (as of 3:30 P.M. New York time) estimated values of portfolio Securities for purposes of computation of net asset value of the Shares. The Board of Directors has examined the methods used by the Evaluator in estimating the value of portfolio Securities and believes that such methods reasonably and fairly approximate the prices at which portfolio Securities may be sold and will result in a good faith determination of the fair value of the Securities; however, there is no assurance that the portfolio Securities can be sold at the prices at which they are valued.


    Due to the nature of the secondary market for Ginnie Maes it is unlikely that current last sale transactions or unsolicited bids will be regularly available for most of the Securities in the Portfolio. The method used by the Evaluator to value such portfolio Securities is to obtain "quotes" on other mortgage-backed securities guaranteed by GNMA with comparable interest rates and maturities, and to value the Securities similarly. These values are not bids or actual last sale prices, but are estimates of the price at which the Evaluator believes the Program could sell such portfolio Securities.

    Securities with respect to which a last sale transaction is available shall be valued by the Evaluator at such last sale transaction unless in its judgment such last sale transaction does not fairly and accurately represent the price at which these Securities may be sold. If there are current unsolicited bids outstanding for portfolio Securities with respect to which there are no such last sale transactions, the Evaluator will value these Securities within the range of bid and asked prices it considers to best represent the price at which these Securities can be sold in light of the then existing circumstances, unless in its judgment this range does not fairly and accurately represent the range in which these Securities may be sold.

    While securities of the type included in the Program's Portfolio involve minimal risk of loss of principal, due to variations in interest rates the market value of the Securities and net asset value can be expected to fluctuate during the period of an investment in the Program.


                     TERMS AND CONDITIONS OF PARTICIPATION



    Shares of the Program ("Shares") are offered to facilitate reinvestment of distributions on units of GNMA and other government securities Series of Corporate Income Fund and Government Securities Income Fund that specify reinvestment in the Program ("Reinvesting Series"). All persons who are registered holders of units of any Reinvesting Series are eligible to reinvest in Shares. These include brokers or nominees of banks and other financial institutions which are or become registered holders of

Units in Reinvesting Series. This eligibility is subject to the terms and conditions ("Terms and Conditions") set forth below.



    If the shareholder is a broker or nominee of a bank or other financial institution, the trustee and the Agent will apply these Terms and Conditions on the basis of the respective numbers of Units certified from time to time by that shareholder to be the total numbers of Units registered in that shareholder's name and held for the accounts of beneficial owners who have chosen to participate in the Program, upon the several bases of participation offered by the Program at the time. It is anticipated, however, that due to administrative problems connected with Units held in "street name", other than by Merrill Lynch, Units will be registered in the names of the beneficial owners unless those owners elect not to participate in the Program.



    Distributions on Units of a Reinvestment Series will be paid in cash unless the registered holder elects to reinvest those distributions by sending a notice in writing to the Agent. Each electing holder will receive a copy of the Program's prospectus; others may request a copy of the prospectus. Holders of those Units may elect to reinvest or to change a previous election by notice in writing to the Agent. Written notice of any election or change in election must be received by the Agent at least ten days before the Record Day for the first distribution to which the notice is to apply.



    Under these Terms and Conditions, both distributions of interest and of capital gains, if any, and principal on Units participating in the Program will be invested without sales charge in Shares. The Bank of New York, P.O. Box 974, New York, New York 10286-0974, acts as Agent. All securities, cash and other similar assets of the Program are held by the Agent as custodian. The Agent also acts as the Program's dividend disbursing agent, transfer agent and registrar, and performs certain other services for the Program.



    Each distribution of interest, capital gains and principal on Units to be reinvested will, on the date of the distribution, automatically be received by the Agent on behalf of the shareholder and applied to purchase Shares at net asset value, without sales charge. If a holder of Units of a Reinvesting Series has elected to reinvest principal distributions, the proceeds of redemption or payment at maturity of securities held in the Reinvesting Series will be invested in Shares, rather than being distributed in cash to the holder. Net interest income, after expenses, received by the Program on obligations in its portfolio will be distributed monthly by the Program and net realized capital gains, if any, will be distributed at least annually. These distributions will be reinvested automatically in Program Shares unless the shareholder elects, by written notice to the Agent, not to have these distributions reinvested.



    In addition to their right to redeem Shares and receive a payment equal to the net asset value thereof, shareholders may at any time, by notifying the Agent in writing (the Agent will deliver a copy of such notice to the trustee for the respective Reinvesting Series), elect to (i) terminate their participation in the Program and thereafter receive all distributions on their Units in cash, (ii) terminate their participation as to distributions of capital gains and principal on their Units and thereafter receive distributions in cash out of the principal accounts of the respective Reinvesting Series, or (iii) terminate their participation in part, as to distributions of interest on their Units and thereafter receive future distributions in cash out of the income accounts of those Series.



    All the costs of establishing and administering the Program and these Terms and Conditions are borne by the Program.



    The Agent will mail to each registered owner a report of each transaction undertaken for that owner in receiving distributions and purchasing Shares. Distributions on Units which are applied to purchase Shares are considered to have been distributed to the shareholder for federal income tax purposes, and all taxes which are payable in respect of those distributions must be paid by the shareholder, regardless of whether they are reinvested in the Program.

    Experience may indicate that changes in these Terms and Conditions are desirable or that this offering should be terminated. Those changes may be made or this offering may be terminated at the direction of the Board of Directors of the Program without notice to shareholders. The Board may at any time appoint a substitute or additional agent to act for the Program.


                                   REDEMPTION


    Shareholders have the right to redeem their Shares at net asset value, as next determined after receipt of a proper tender, by surrendering the certificates therefor properly endorsed with the signatures guaranteed by an eligible guarantor institution (as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934) together with a request for redemption at the office of the Agent, The Bank of New York, P.O. Box 974, New York, New York 10268-0974. If certificates have not been issued, only delivery of the request for redemption (with signature guaranteed as set forth above) is required. The Program has arranged, however, for an exemption from the signature guarantee requirement for redemptions involving less than $5,000 on the date of receipt by the Agent of all the necessary documents where the proceeds are to be reinvested through one of the Administrators in units of a Series of Government Securities Income Fund, Municipal Investment Trust Fund, Defined Assets Funds, Corporate Income Fund, Equity Investor Fund or the International Bond Fund which are to be registered in the names of the registered owners of the Shares. This exemption may be reduced or eliminated without prior notice. A guarantee of each shareholder's signature is required for all redemptions, regardless of the amount involved, where the proceeds are to be paid to shareholders or where the units to be purchased are to be registered in names different from those of the registered owners of the Shares.



    The redemption price will be the net asset value next determined after either (i) the certificates are tendered for redemption or (ii) if no certificates have been issued, a request for redemption is received in good order as set forth above. The price received upon redemption may be more or less than the amount paid by the shareholder depending on the net asset value of the Shares at the time of redemption. Payment of the redemption price must be made within seven days after proper tender, except as described below.


    The right of redemption may be suspended or payment postponed during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; when trading on the Exchange is restricted or an emergency exists, in each case as determined by rules and regulations of the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.


    The Program has elected to be obligated to pay in cash redemptions during any 90-day period for any one shareholder up to the lesser of $250,000 or 1% of the Program's net asset value. Payments in excess of such amount will normally be made in cash. If, however, the Board of Directors determines that liquidation of the Program's holdings is impracticable or that such payment in cash would be adverse to the interests of the remaining shareholders, such payment may be made in whole or in part in Securities. The value of any Securities distributed in payment for tendered Shares shall be deemed to be their value used in determining the net asset value of the Shares at the time they were tendered for redemption. If Securities rather than cash are distributed, the shareholder will incur brokerage charges or their equivalent in dealer markdowns in liquidating these Securities.



    Any of the Administrators may accept orders from dealers with whom it has satisfactory agreements for the repurchase of Shares held by shareholders. Repurchase orders received by the dealer prior to 3:30 p.m. on any business day and by the Administrator prior to the close of its business day (4:00 p.m., Eastern time) are redeemed at the price determined as of 3:30 p.m. on such day. As orders not received from the dealer by such time will be treated as being received after 3:30 p.m. and therefore sold at the price next computed thereafter, it is the responsibility of the dealers to transmit orders so that they will be received by the Administrator prior to its close of business. This repurchase arrangement is discretionary and may be withdrawn. There is no additional charge for repurchases.

    Due to the high cost of maintaining accounts of less than $500, the Program reserves the right to redeem Shares in any account for their then current net asset value (which will be paid promptly to the shareholder) if at any time the total investment of such shareholder does not have a net asset value of at least $500 and the shareholder owns no Units of a Unit Trust Series or has elected that no distributions on any such Units owned by such shareholder be invested in Shares. Before any such redemption is effected, the shareholder will be given 30 days' written notice, during which period he will be entitled to elect to have distributions on Units owned by such shareholder invested in Shares or to purchase Shares to bring his account up to a net asset value of $500 and thereby avoid such redemption.


                                 FEDERAL TAXES


    The Program has qualified and intends to continue to qualify for the special tax treatment applicable to "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. If the Program qualifies as a "regulated investment company" and distributes to shareholders 90% or more of its investment company taxable income excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) distributed to shareholders in a timely manner. In addition, the Program will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies" to the extent it distributes to Participants in a timely manner at least 98% of its taxable income (including any net capital gain). The Program expects to distribute all its net ordinary income and all its capital gain net income (I.E., the excess of capital gain over capital loss) in a timely manner. As a result, it is anticipated that the Program will not be subject to federal income tax or the excise tax. Any capital loss is deductible by the Program only to the extent of capital gain; any excess capital loss may be carried forward to future taxable years. As of December 31, 1998, the Program had a capital loss carryforward of approximately $65,000 ($9,000 expiring in 1999 and $56,000 in 2000), which will be available to offset a like amount of future capital gains. Although all or a portion of the Program's taxable income (including any net capital gain) may be distributed shortly after the end of the calendar year, such a distribution will be treated for federal income tax purposes as having been received by shareholders during the calendar year.



    Distributions of the Program's net capital gain (designated as capital gain dividends by the Program) will be taxable to shareholders as long-term capital gain, regardless of the time the shareholder has held the Shares. Distributions to shareholders of the Program's interest income, gain that is treated as ordinary income under the market discount rules and any net short-term capital gain in any year will be taxable as ordinary income to shareholders to the extent of the Program's taxable income (other than income attributable to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the shareholder's basis in his Shares and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Shares as discussed below. It is anticipated that substantially all of the distributions of the Program's interest income, ordinary gain and any net short-term capital gain will be taxable as ordinary income to shareholders. Distributions which are taxable as ordinary income to shareholders will constitute dividends for federal income tax purposes, but will not be eligible for the dividends-received deduction for corporations.



    A shareholder, other than a dealer or financial institution, will generally recognize capital gain or loss when the shareholder sells or redeems his Shares. In the case of a distribution of Securities to a shareholder upon redemption of his Shares, gain or loss will generally be recognized in an amount equal to the difference between the investor's tax basis in his Shares and the fair market value of the Securities received in redemption. Net capital gain may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. Any such capital gain or loss is long-term if the shareholder has held his Shares for more than one year and short-term if held for one year or less. However, any capital loss arising from the sale or redemption of Shares held for six months or less shall be treated as a long-term capital loss to the extent of the amount of capital gain dividends previously distributed by the Program to the shareholder; for this purpose, the special rules of Section 246(c)(3) and (4) of the Code shall apply in determining the holding period of the Shares. The deduction of capital losses is subject to limitations. Investors should consult their tax advisers regarding these matters.



    The federal tax status of each year's distributions will be reported to shareholders and to the Internal Revenue Service. The foregoing discussion relates only to the federal income tax status of the Program and to the tax treatment of distributions by the Program to U.S. shareholders. Shareholders who are not U.S. citizens or residents should be aware that distributions from the Program generally will be subject to a withholding tax of 30%, or a lower applicable treaty rate. Because interest income of the type received by the Program would generally not be subject to withholding if received directly by a foreign shareholder, an investment in the Program is likely to be appropriate for a foreign shareholder only when that foreign shareholder can utilize a foreign tax credit or corresponding benefit in respect of such withholding tax. Foreign shareholders should consult their own tax advisers to determine whether investment in the Program is appropriate. Distributions may also be subject to state and local taxation and shareholders should consult their own advisers in this regard.



    Distributions from the Program will be taxed in the manner described above regardless of whether such distributions are actually received by the shareholder or are reinvested in additional Shares.


                             PORTFOLIO TRANSACTIONS


    Transactions in mortgage-backed securities guaranteed by GNMA are generally made through securities dealers acting as principals, although the Program may purchase or sell such securities in brokerage transactions. Subject to the power of the Securities and Exchange Commission to take appropriate exemptive action, the Program is prohibited from engaging in securities transactions with the Administrators or any of their affiliates acting as principals (although they may do so on a brokerage basis) and from purchasing securities in underwritten offerings in which the Administrators or any of their affiliates participate as an underwriter. While there is no undertaking or agreement to do so, the Transaction Agent, which is responsible for selecting securities dealers to effect transactions for the Program's portfolio, subject to the policy of seeking the most favorable prices and executions, may allocate securities transactions among various dealers on the basis of supplementary statistical information and price quotation and other services furnished to it. Such statistical information may be used in providing services for all of the accounts for which it acts and it is not possible to relate the benefits of such information to any particular account. During its three fiscal years ended December 31, 1998, the Program did not pay any brokerage commissions.


                              GENERAL INFORMATION


    The Program is an open-end, diversified, management investment company, and was incorporated in Maryland on November 17, 1977.



    The Program is authorized to issue 25 million shares of common stock, $0.01 par value each. When issued, shares are fully paid and non-assessable, participate equally in distributions and in assets upon liquidation, and have equal, non-cumulative voting rights. The shares have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable.



    The Program does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (1) election of directors, (2) approval of an investment advisory agreement, distribution agreement or administration agreement, or (3) ratification of the selection of independent auditors.

    CODE OF ETHICS--The Program has adopted a code of ethics containing provisions reasonably necessary to prevent its access persons from engaging in any act, practice or course of conduct which would operate as a fraud or deceit on the Program. The code is intended to provide guidance to personnel as to the minimum standards of conduct in personal securities transactions that are consistent with the Administrators' responsibilities to their clients and shareholders and to provide assurance that those persons are in a position to act in the best interest of the Program and its shareholders. Access persons are required to preclear personal transactions in most securities (excepting securities issued by the U.S. and its agencies) and to report any executions of those transactions. Certain limitations are also imposed on timing of personal investments. The Compliance Director will prepare an annual report for the Program's Board of Directors of any changes to the procedures and any violations requiring significant remedial action.


    The Program Agent, whose address appears on the back cover, holds the Program's assets as custodian. The Program Agent as custodian is authorized to hold Bills in an account with the U.S. Treasury Book Entry System and Ginnie Maes in an account with the Participants Trust Company. These accounts will include only assets held for customers.

    LEGAL OPINION--The validity of the Shares offered hereby has been passed upon for the Program by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017. Such counsel have relied as to matters of Maryland law on an opinion of Weinberg & Green LLC, 100 South Charles Street, Baltimore, Maryland 21201. Davis Polk & Wardwell have acted as special counsel in connection with the public offerings of Units of the Unit Trust Series.


    AUDITORS AND FINANCIAL STATEMENTS--Deloitte & Touche LLP, independent auditors for the Program, have audited the statement of assets and liabilities, including the schedule of investments, of the Program as of December 31, 1998 and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years in the five year period ended December 31, 1998 as stated in their independent auditors' report appearing in the annual report of the Program for the year ended December 31, 1998 which has been incorporated by reference in this Statement of Additional Information.

-------------------


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               DATED MAY 1, 1999

---------------------------------

---------------------------------
                                                                           INDEX
---------------------------------


                                         Page
                                       ---------
INVESTMENT POLICIES AND
RESTRICTIONS.........................      1
ADMINISTRATION AGREEMENT.............      5
DIRECTORS AND OFFICERS...............      8
NET ASSET VALUE......................      9
TERMS AND CONDITIONS OF
PARTICIPATION........................      9
REDEMPTION...........................     11
FEDERAL TAXES........................     12
PORTFOLIO TRANSACTIONS...............     13
GENERAL INFORMATION..................     13


-------------------------------------------

                                                                             THE
                                                                            GNMA
                                                                      INVESTMENT
                                                                    ACCUMULATION
                                                                         PROGRAM

                                                                   P.O. Box 9051
                                                      Princeton, N.J. 08543-9051
                                                                  (609) 282-8501

                                                                 ADMINISTRATORS:

                                           Merrill Lynch, Pierce, Fenner & Smith
                                                                    Incorporated
                                                                   P.O. Box 9051
                                                      Princeton, N.J. 08543-9051
                                                                  (609) 282-8500

                                              Prudential Securities Incorporated
                                                              One New York Plaza
                                                            New York, N.Y. 10292
                                                                  (212) 778-6164

                                                       Dean Witter Reynolds Inc.
                                                          Two World Trade Center
                                                                      59th Floor
                                                            New York, N.Y. 10048
                                                                  (212) 392-2222


                                                       Salomon Smith Barney Inc.
                                                            388 Greenwich Street
                                                                      23rd Floor
                                                            New York, N.Y. 10013
                                                                  (212) 816-4000


                                                  PROGRAM AND TRANSACTION AGENT:
                                                            The Bank of New York
                                                              101 Barclay Street
                                                            New York, N.Y. 10007
                                                                1-(800) 221-7771

                                                            INDEPENDENT AUDITORS
                                                                FOR THE PROGRAM:

                                                           Deloitte & Touche LLP
                                                                117 Campus Drive
                                                           Princeton, N.J. 08540

                                     PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


    (a) Financial Statements


        Contained in Part A:


           Financial Highlights for each of the years in the five-year period ended December 31, 1998.


        Contained in Annual Report (incorporated by reference into Part B):


           Schedule of Investments as of December 31, 1998



           Statement of Assets and Liabilities as of December 31, 1998



           Statement of Operations for the year ended December 31, 1998



           Statements of Changes in Net Assets for the years ended December 31, 1998 and 1997



           Financial Highlights for each of the years in the five-year period ended December 31, 1998


------------------------


    (b) Exhibits:

   EXHIBIT
   NUMBER                                                 DESCRIPTION
------------  ----------------------------------------------------------------------------------------------------

 (1)          --Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit
                1 to Amendment No. 1 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2788).
 (2)          --By-Laws of the Registrant (incorporated by reference to Exhibit 77Q to Registrant's Form N-SAR for the period ending 12/31/88, 1940 Act File No. 811-2788).
 (3)          --Not applicable
 (4)          --Form of Stock Certificate (incorporated by reference to Exhibit 4(a) to Amendment No. 1 to Form
                N-8B-1 of Registrant, 1940 Act File No. 811-2788).
 (5)          --Not applicable
 (6)          --Not applicable
 (7)          --Not applicable
 (8)(a)       --Form of Custody Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit (1)(8) to Amendment No. 1 to Form S-5 of the Registrant, 1933 Act File No. 2-60367),
                subject to Amendatory Agreements (below).
   (b)        --Form of Amendatory Agreement dated as of March 18, 1980 between The Bank of New York and
                Registrant (incorporated by reference to Exhibit (8)(a) to Amendment No. 3 to Form N-1 of the
                Registrant, 1933 Act File No. 2-60367).
   (c)        --Form of Amendatory Agreement dated as of March 25, 1987 between The Bank of New York and
                Registrant (incorporated by reference to Exhibit 8(c) to Amendment No. 11 to Form N-1A of the
                Registrant, 1933 Act File No. 2-60367).
   (d)        --Form of Amendatory Agreement dated as of August 21, 1990 between The Bank of New York and
                Registrant (incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 16 to Form
                N-1A of the Registrant, 1933 Act File No. 2-60367).
 (9)(a)       --Form of Administration Agreement by and among the Registrant, Merrill Lynch, Pierce, Fenner &
                Smith Incorporated, Prudential-Bache Securities Inc., Dean Witter Reynolds Inc. and Shearson
                Lehman Brothers Inc. (incorporated by reference to Exhibit 77Q to Registrant's Form N-SAR for the period ending 12/31/87, 1940 Act File Number 811 -2788).

   EXHIBIT
   NUMBER                                                 DESCRIPTION
------------  ----------------------------------------------------------------------------------------------------
   (b)(1)     --Forms of Program Agency Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit (1)(9) to Amendment No. 1 to Form S-5 of Registrant, 1933 Act File No.
                2-60367), subject to Amendatory Agreement (below).
   (b)(2)     --Form of Amendatory Agreement dated as of March 18, 1980 between Registrant and The Bank of New
                York (incorporated by reference to Exhibit (9)(1) to Amendment No. 3 to Form N-1 of the
                Registrant, 1933 Act File No. 2 -60367).
   (c)        --Form of Transaction Agency Agreement between the Registrant and Bank of New York dated June 23,
                1992 (incorporated by reference to Exhibit 9(c) to Amendment No. 18 on Form N-1A of the
                Registrant, 1933 Act File No. 2-60367).
(10)          --Opinions of Davis Polk & Wardwell and Weinberg & Green LLC (incorporated by reference to
                Registrant's Rule 24f-2 Notice).
(11)(a)       --Consent of Deloitte & Touche LLP, independent auditors for the Registrant (filed herewith)
                (contained herein as page C-4 of the Registration Statement).
   (b)        --Consent of Interactive Data (filed herewith)
(12)          --Not applicable
(13)          --Not applicable
(14)          --Not applicable
(15)          --Not applicable
(16)          --Not applicable
(17)          --Financial Data Schedule


ITEM 25. PERSONS CONTROLLED BY OR UNDER CONTROL WITH REGISTRANT

    Not applicable


ITEM 26. NUMBER OF HOLDERS OF SECURITIES AS OF DECEMBER 31, 1998:



TITLE OF CLASS                                                         NUMBER OF FUND HOLDERS
---------------------------------------------------------------------  -----------------------
Capital Stock, $.01 per value........................................          29,506*


* Including holders whose accounts are held of record by Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

ITEM 27. INDEMNIFICATION

    Article IX of the By-Laws of Registrant is incorporated by reference to
Exhibit 77Q to Registrant's Form N-SAR for the period ending 12/31/88 (1940 Act File No. 811-2788).

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Not applicable

ITEM 29. PRINCIPAL UNDERWRITERS

    Not applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the offices of Registrant and The Bank of New York.

ITEM 31. MANAGEMENT SERVICES

    Other than as set forth under "Administration Agreement" in the Statement of Additional Information constituting Part B of this Registration Statement, Registrant is not party to any management-related service contract.

ITEM 32. UNDERTAKINGS

    The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request, and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 26th day of February, 1999.


                                          THE GNMA FUND INVESTMENT ACCUMULATION
                                            PROGRAM, INC.
                                            (Registrant)

                                          By       /s/ MICHAEL J. PERINI
                                             ...................................

                                                     Michael J. Perini
                                                         PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                       TITLE                           DATE
---------------------------------------------------  --------------------------------------  --------------------

         /s/ MICHAEL J. PERINI                       President and Director (Principal          February 26, 1999
 ...................................................    Executive Officer)
                (Michael J. Perini)

        /s/ GERARD J. FENERTY                        Treasurer (Principal Financial and         February 26, 1999
 ...................................................    Accounting Officer)
                 Gerard J. Fenerty

        /s/ ROBERT A. KAVESH                         Director                                   February 26, 1999
 ...................................................
                 Robert A. Kavesh

INDEPENDENT AUDITORS' CONSENT

THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.:


We consent to the incorporation by reference in this Post-Effective Amendment No. 24 to Registration Statement No. 2-60367 of our report dated February 22, 1999 appearing in the annual report to shareholders of The GNMA Fund Investment Accumulation Program, Inc. for the year ended December 31, 1998, and to the references to us under the captions "Financial Highlights" in the Prospectus and "General Information--Auditors and Financial Statements" in the Statement of Additional Information, which are parts of such Registration Statement.



DELOITTE & TOUCHE LLP
Princeton, New Jersey
February 26, 1999